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                                                                   Exhibit 10.9

                  AMENDMENT NO. 1 TO THE DISTRIBUTOR AGREEMENT

      This Amendment No. 1 (this "Amendment") to the DISTRIBUTOR AGREEMENT (the "Agreement") by and between QWEST COMMUNICATIONS CORPORATION, successor in interest to LCI International Telecom Corp. ("Qwest") and JUNO ONLINE SERVICES, INC., as successor in interest to JUNO ONLINE SERVICES, L.P. ("Juno"), dated as of March 12, 1998, is made and entered into as of June 19, 2000, by and between Qwest and Juno. Any capitalized terms not defined herein shall have the meaning given them in the Agreement.

WHEREAS, Qwest is contemplating a merger (the "Merger") with US West; and

WHEREAS, immediately after the date the Merger is consummated (the "Merger Date"), Qwest will not be legally able to offer the Marketed Services in the following states: Arizona, Colorado, Iowa, Idaho, Minnesota, Montana, North Dakota, Nebraska, New Mexico, Oregon, South Dakota, Utah, Washington and Wyoming (individually an "In-Region State", collectively the "In-Region States"); and

WHEREAS, Qwest will continue to offer the Marketed Services in the remainder of the Region in which Juno markets and sells the Marketed Services (collectively, the "Out-of-Region States"); and

WHEREAS, Qwest and Juno are parties to the Agreement; and

WHEREAS, Qwest and Juno desire to amend and modify the Agreement as set forth below, to become effective upon the Merger Date;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged,

Qwest and Juno agree as follows:

1.    AMENDMENT. The Agreement is amended as follows:

      a. Article 3 (Commission Compensation) is amended to add the following new Articles 3.7 and 3.8:

      3.7   OBLIGATIONS OF PARTIES WITH RESPECT TO OUT-OF-REGION STATES.

      (a) Juno's Obligation to Promote Market Services. Juno's obligations under the Agreement to promote, market and sell the marketed Services on the Juno Network shall remain in full force and effect, except that Juno shall have no obligation to conduct such activities outside of the Out-of-Region States after the Merger Date.

      (b) Qwest's Obligations to Pay Commissions and Commission Tail. After the Merger Date, [****]% of the Billed Revenue of Users which are acquired Out-of-Region after the Merger Date and submitted by Juno under a new channel code shall be acknowledged as being earned commission and shall be deducted from the Commission Guarantee detailed in Section 3.3(a) until same is exhausted. At the point when the Commission Guarantee has been fully earned by Juno (from Billed Revenue relating to both In-Region and Out-of-Region states) as described above, Qwest shall begin paying Juno a monthly commission of [****]% of the Billed Revenue of Users which are acquired Out-of-Region after the Merger Date and submitted by Juno under a new channel code. For such Users, Qwest shall also pay a residual commission of [****]%,

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[****] Confidential treatment has been requested for this portion pursuant to
Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The omitted portion has been filed separately with the Securities Exchange Commission.

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      [****]% and [****]% of the Billed Revenue of such Users, respectively, during the three-year period immediately following expiration or termination of this Agreement.

      (c) Exclusivity. Even though Qwest will not be authorized to offer the Marketed Services in the In-Region States, Qwest will retain exclusivity, as described in Article 1.2, in connection with Out-of-Region and with the In-Region States. Such right of exclusivity will not be transferred or assigned with the other rights transferred or assigned to Touch America, Inc. ("Touch America") in connection with the Merger; provided, however, that the exclusivity requirement will not be breached if Juno does business with Touch America in the In-Region States.

      (d) Authorization to Subsequently Provide Marketed Services In-Region. Qwest anticipates that it will eventually be legally able to offer the Marketed Services in all of the In-Region States. When Qwest is authorized to offer, and begins offering, the Marketed Services in an In-Region State, Qwest shall provide notice to Juno and Touch America, and, effective 10 days after receipt of such notice by Juno, such In-Region State will be included in the definition of Out-of-Region for purposes of the Agreement and will no longer be considered an In-Region State. If such authorization is revoked for any reason, or if Qwest declines to begin offering, or ceases offering, Marketed Services in an In-Region State, such state shall no longer be included in the definition of In-Region States and shall be considered an Out-of-Region State for purposes of this Agreement.

            (i) First Authorization Date. Beginning ten days after the date when Juno and Touch America have received notice from Qwest that Qwest is authorized to offer, and begins offering, the Marketed Services in seven of the fourteen In-Region States ("First Authorization Date"), [****]% of the Billed Revenue of Users which are acquired in the Out-of-Region States after the First Authorization Date shall be acknowledged as being earned commission and shall be deducted from the Commission Guarantee detailed in
      Section 3.3(a) until same is exhausted. At the point when the Commission Guarantee has been fully earned by Juno as described above, Qwest shall begin paying Juno a monthly commission of [****]% of the Billed Revenue of Users which are acquired in the Out-of-Region States after the First Authorization Date. For such Users, Qwest shall also pay a residual commission of [****]%,[****]% and [****]% of the Billed Revenue of such Users, respectively, during the three-year period immediately following expiration or termination of this Agreement.

            (ii) Second Authorization Date. Beginning on the date when Qwest is authorized to offer, and begins offering, the Marketed Services in all of the In-Region States ("Second Authorization Date"), [****]% of the Billed Revenue of Users which are acquired in the Out-of-Region States after the Second Authorization Date shall be acknowledged as being earned commission and shall be deducted from the Commission Guarantee detailed in Section 3.3(a) until same is exhausted. At the point when the Commission Guarantee has been fully earned by Juno as described above, Qwest shall begin paying Juno a monthly commission of [****]% of the Billed Revenue of Users which are acquired in the Out-of-Region States after the First Authorization Date. For such Users, Qwest shall also pay a residual commission of [****]%,[****]% and [****]% of the Billed Revenue of such Users, respectively, during the three-year period immediately following expiration or termination of this Agreement.

      (e) Qwest's Compensation to Juno. As compensation to Juno for the assignment of contract rights as described herein, Qwest shall make a one-time non-refundable payment on the Merger Date equal to $[****]. Such payment shall not affect the calculation of Commission Guarantees.

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[****] Confidential treatment has been requested for this portion pursuant to
Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The omitted portion has been filed separately with the Securities Exchange Commission.

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3.8   OBLIGATIONS OF THE PARTIES WITH RESPECT TO IN-REGION STATES

      (a) Juno's Obligation to Market Services. Juno shall have no obligations under the Agreement to promote, market, and sell the Marketed Services on the Juno Network in the In-Region States after the Merger Date.

      (b) Touch America's Obligations to Pay Commission and Commission Tail. After the Merger Date, Touch America shall assume the payment obligations set forth in Sections 3.1 and 3.2, with respect to Marketed Services provided in the In-Region States. For purposes of Section 3.3(b), [****]% of the Billed Revenue of Users located in the In-Region States shall be acknowledged as being earned commission and shall be deducted from the Commission Guarantee detailed in Section 3.3(a) until the same is exhausted. At the point when the Commission Guarantee has been fully earned by Juno (from Billed Revenue relating to both In-Region and Out-of-Region States), Touch America shall begin paying Juno a monthly commission of [****]% of the Billed Revenue of Users in the In-Region states. For such Users, Touch America shall also pay a residual commission of [****]%,[****]% and [****]% of the Billed Revenue of such Users, respectively, during the three-year period immediately following expiration or termination of this Agreement.

      (c) Exclusivity. Touch America acknowledges and agrees to the terms set forth in Section 3.7(c) above relating to exclusivity.

      (d) Authorization to Subsequently Provide Marketed Services In-Region. Touch America acknowledges and agrees to the terms set forth in
            Section 3.7(d) above relating to provision of Marketed Services in the In-Region States.

2. EFFECT OF AMENDMENT. Except as expressly set forth herein, the Agreement shall continue in full force and effect in accordance with its terms as originally written, and shall constitute the legal, valid, enforceable and binding obligations of Qwest and Juno. Qwest and Juno do hereby reaffirm and ratify the Agreement, as amended.

3. CONSENT TO ASSIGNMENT. With the execution of this Amendment, Juno agrees that it shall give its formal consent to the assignment by Qwest to Touch America of Qwest's contractual rights with regard to the Marketed Services sold in the fourteen state US West region and the assumption by Touch America of Qwest's obligations thereunder, such consent to become effective only upon the consummation of the Merger and to be memorialized in a separate agreement substantially in the form of Exhibit A hereto.

4. EFFECTIVE DATE. This Amendment shall be effective only when executed by all parties hereto.

AGREED TO AND ACCEPTED BY:

Juno Online Services, Inc.                Qwest Communications Corporation


1540 Broadway, New York, NY 10036         555 17th St., Denver, CO 80202
----------------------------------        ------------------------------
Address                                   Address
/s/ Charles Ardai                         /s/ Mark Pitchford
-----------------                         ------------------
Authorized Signature                      Authorized Signature

Charles Ardai, President                  Mark Pitchford
------------------------                  --------------
Print Name and Title                      Print Name and Title

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[****] Confidential treatment has been requested for this portion pursuant to
Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The omitted portion has been filed separately with the Securities Exchange Commission.

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Touch America, Inc.


130 North Main, Butte, MT 59701
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Address

/s/ Michael J. Meldahl
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Authorized Signature

Michael J. Meldahl, President
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Print Name and Title